                                            Exhibit 1.1 - Underwriting Agreement

                            UNDERWRITING AGREEMENT


                              MEDIA GENERAL, INC.
                           (a Virginia corporation)


                        AND THE GUARANTORS NAMED HEREIN

                            Senior Debt Securities




                             Dated August 23, 2001

                                Table of Contents

                                                                                                              Page
                                                                                                              ----
Section 1.  Representations and Warranties.................................................................      3

     (a)    Representations and Warranties by the Company..................................................      3
     (b)    Officers' Certificates.........................................................................     11

Section 2.  Sale and Delivery to Underwriters; Closing.....................................................     12

     (a)    Underwritten Securities........................................................................     12
     (b)    Option Underwritten Securities.................................................................     12
     (c)    Payment........................................................................................     12
     (d)    Denominations; Registration....................................................................     13

Section 3.  Covenants of the Company and the Initial Guarantors............................................     13

     (a)    Compliance with Securities Regulations and Commission Requests.................................     13
     (b)    Filing of Amendments...........................................................................     14
     (c)    Delivery of Registration Statements............................................................     14
     (d)    Delivery of Prospectuses.......................................................................     14
     (e)    Continued Compliance with Securities Laws......................................................     14
     (f)    Blue Sky Qualifications........................................................................     15
     (g)    Earnings Statement.............................................................................     15
     (h)    Use of Proceeds................................................................................     15
     (i)    Listing........................................................................................     15
     (j)    Restriction on Sale of Securities..............................................................     15
     (k)    Reporting Requirements.........................................................................     15

Section 4.  Payment of Expenses............................................................................     16

     (a)    Expenses.......................................................................................     16
     (b)    Termination of Agreement.......................................................................     16

Section 5.  Conditions of Underwriters' Obligations........................................................     16

     (a)    Effectiveness of Registration Statement........................................................     17
     (b)    Opinion of General Counsel of the Company......................................................     17
     (c)    Opinion of Counsel for Company.................................................................     17
     (d)    Opinion of Special Counsel for Company.........................................................     17
     (e)    Opinion of Counsel for Underwriters............................................................     17
     (f)    Officers' Certificate..........................................................................     17
     (g)    Accountant's Comfort Letter....................................................................     18
     (h)    Bring-down Comfort Letter......................................................................     18
     (i)    Ratings........................................................................................     18
     (j)    Approval of Listing............................................................................     18
     (k)    No Objection...................................................................................     18
     (l)    Lock-up Agreements.............................................................................     19

     (m)    Over-Allotment Option..........................................................................     19
     (n)    Additional Documents...........................................................................     19
     (o)    Termination of Terms Agreement.................................................................     20

Section 6.  Indemnification................................................................................     20

     (a)    Indemnification of Underwriters................................................................     20
     (b)    Indemnification of Company, Directors and Officers.............................................     21
     (c)    Actions against Parties; Notification..........................................................     21
     (d)    Settlement without Consent if Failure to Reimburse.............................................     22

Section 7.  Contribution...................................................................................     22


Section 8.  Representations, Warranties and Agreements to Survive Delivery.................................     24


Section 9.  Termination....................................................................................     24

     (a)    Underwriting Agreement.........................................................................     24
     (b)    Terms Agreement................................................................................     24
     (c)    Liabilities....................................................................................     24

Section 10. Default by One or More of the Underwriters.....................................................     24


Section 11. Notices........................................................................................     25


Section 12. Parties........................................................................................     25


Section 13. GOVERNING LAW AND TIME.........................................................................     26


Section 14. Effect of Headings.............................................................................     26


Section 15. Counterparts...................................................................................     26

SCHEDULES
         Schedule A - List of Subsidiaries...........................................................       Sch A-1

EXHIBITS
         Exhibit A - Terms Agreement.................................................................           A-1
         Exhibit B - Form of Opinion of General Counsel of the Company...............................           B-1
         Exhibit C - Form of Opinion of Company's Counsel............................................           C-1
         Exhibit D - Form of Opinion of Company's Special Counsel....................................           D-1

                              MEDIA GENERAL, INC.
                           (a Virginia corporation)

                        AND THE GUARANTORS NAMED HEREIN

                            Senior Debt Securities


                            UNDERWRITING AGREEMENT

                                                                 August 23, 2001

Banc of America Securities LLC
100 North Tryon Street
Charlotte, NC 28255

Ladies and Gentlemen:

     Media General, Inc., a Virginia corporation (the "Company"), proposes to issue and sell up to $600,000,000 aggregate principal amount of senior debt securities (the "Debt Securities"), from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale. The Debt Securities will be issued in one or more series as senior indebtedness under an indenture, dated as of August 1, 2001 (as modified, supplemented or amended from time to time, the "Indenture"), among the Company, as issuer, the Initial Guarantors (as defined below), as guarantors, and SunTrust Bank, as trustee (the "Trustee"), and, subject to the terms of the Indenture, will be fully and unconditionally guaranteed as to payment of principal, premium (if any) and interest (the "Guarantees," and together with the Debt Securities, the "Securities") by Media General Financial Services, Inc., a Virginia corporation, Media General Communications, Inc., a Delaware corporation, MG Broadcasting of Birmingham Holdings, LLC, an Alabama limited liability company, Media General Operations, Inc., a Delaware corporation, The Tribune Company Holdings, Inc., a Delaware corporation, Media General Broadcasting of South Carolina Holdings, Inc., a Delaware corporation, MG Broadcasting of Birmingham II, LLC, an Alabama limited liability company, Professional Communications Systems, Inc., a Florida corporation, NES II, Inc., a Virginia corporation and Virginia Paper Manufacturing Corp., a Georgia corporation (collectively, the "Initial Guarantors" and, together with each subsidiary of the Company that pursuant to the terms of the Indenture referred to below hereafter guarantees the Company's obligations under such Indenture, the "Guarantors").

     Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements and any other variable terms established by or pursuant to the Indenture.

     Whenever the Company determines to make an offering of Securities through Banc of America Securities LLC ("Banc of America"), or through an underwriting syndicate managed by Banc of America, the Company and, if applicable, the Guarantors will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, Banc of America and such other underwriters, if any, selected by Banc of America (the "Underwriters", which term shall include Banc of America, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Securities shall specify the aggregate principal amount of Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than Banc of America acting as co-manager in connection with such offering, the aggregate principal amount of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the aggregate principal amount of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto,
                                                             ---------
may take the form of an exchange of any standard form of written telecommunication between the Company and Banc of America, acting for itself and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through Banc of America as sole Underwriter or through an underwriting syndicate managed by Banc of America will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

     The Company and the Initial Guarantors have filed with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3 (No. 333-65292) and (ii) a registration statement on Form S-3 (No. 333-67612), which, in accordance with Rule 429, constitutes post-effective amendment No. 1 to registration statement No. 333-65292, for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statements have been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company and the Initial Guarantors have or will have filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the forms first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the
                            --------  -------
"Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company and the
                            --------  -------
Initial Guarantors file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933
--------  -------
Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the forms first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to (i) the preliminary prospectus, dated August 13, 2001, filed by the Company with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations on August 15, 2001, (ii) any prospectus used before the Registration Statement became effective and (iii) any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriters by the Company. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement. All references in this Underwriting Agreement to certain factual matters which are qualified as being limited "to the Company's knowledge" (or other references of like import) shall mean the information known to the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel, President of Publishing Division, President of Broadcast Division or President of Interactive Media Division of the Company.

     SECTION 1.   Representations and Warranties.
                  ------------------------------

     (a) Representations and Warranties by the Company. Each Initial Guarantor, as to itself, and the Company, as to itself and its Subsidiaries (as defined below), represents and warrants to Banc of America, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

          (1) Compliance with Registration Requirements.  The Company and each
              -----------------------------------------
     of the Initial Guarantors meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Initial Guarantors, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, the Indenture has been duly qualified under the 1939 Act.

          At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to the Statement of Eligibility of the Trustee on Form T-1 or statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company or an Initial Guarantor in writing by any Underwriter through Banc of America expressly for use in the Registration Statement or the Prospectus; and the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus or in any amendment or supplement thereto.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (2) Incorporated Documents.  The documents incorporated or deemed to
              ----------------------
     be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants.  Ernst & Young LLP have examined certain
              -----------------------
     of the Company's financial statements and supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (4) Financial Statements.  The financial statements of the Company
              --------------------
     included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved.
     The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (5) No Material Adverse Change in Business.  Since the respective
              --------------------------------------
     dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular dividends on the Company's common stock or preferred stock, in amounts per share that are consistent with past practice, including dividend increases, or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (6) Good Standing of the Company.  The Company has been duly organized
              ----------------------------
     and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect.

          (7) Good Standing of Subsidiaries.  Each of the subsidiaries listed on
              -----------------------------
     Schedule A hereto (each, a "Subsidiary" and, collectively, the
     ----------
     "Subsidiaries") has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or limited liability company power, as applicable, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other equity interests of each Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the Subsidiaries and (b) certain other subsidiaries which, individually or in the aggregate, are "minor" within the meaning of Rule 3-10 of Regulation S-X promulgated under the 1933 Act. Each Subsidiary of the Company is an Initial Guarantor.

          (8) Capitalization.  If the Prospectus contains a "Capitalization"
              --------------
     section, the authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under such section (except for subsequent issuances thereof, if any, contemplated under this Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (9)  Authorization of this Underwriting Agreement and Terms Agreement.
               ----------------------------------------------------------------
     This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

          (10) Authorization of the Debt Securities.  The Debt Securities have
               ------------------------------------
     been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. Such Debt Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

          (11) Authorization of Guarantees.  The Guarantees have been, or as of
               ---------------------------
     the date of such Terms Agreement will have been, duly authorized by the Guarantors; the Guarantees, when the Debt Securities are issued and delivered in the manner provided for in the Indenture, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Guarantee payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

          (12) Authorization of the Indenture.  The Indenture has been, or prior
               ------------------------------
     to the issuance of the Underwritten Securities thereunder will have been, duly authorized, executed and delivered by the Company and each Initial Guarantor and, upon such authorization, execution and delivery, will constitute a valid and binding agreement of the Company and each such Initial Guarantor, enforceable against the Company and each such Initial Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (13) Description of the Underwritten Securities.  The Underwritten
               ------------------------------------------
     Securities being sold pursuant to the applicable Terms Agreement, as of the Representation Date, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (14) Description of the Indenture.  The Indenture, as of the
               ----------------------------
     Representative Date, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (15) Absence of Defaults and Conflicts.  Neither the Company nor any
               ---------------------------------
     of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that could not reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company and each Initial Guarantor in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds" in the Prospectus relating to such Underwritten Securities) and compliance by the Company and each Initial Guarantor with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Subsidiaries pursuant to, any Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

          (16) Absence of Labor Dispute.  No labor dispute with the employees of
               ------------------------
     the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (17) Absence of Proceedings.  There is no action, suit, proceeding,
               ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under the Prospectus, this Underwriting Agreement, the applicable Terms Agreement or the Indenture or the performance by the Company and the Initial Guarantors of their respective obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (18) Accuracy of Exhibits.  There are no franchises, contracts or
               --------------------
     other documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (19) Absence of Further Requirements.  No filing with, or
               -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company and the Initial Guarantors of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company and the Initial Guarantors of the transactions contemplated under the Prospectus, this Underwriting Agreement, such Terms Agreement or Indenture, except such as have been already made, obtained or rendered, as applicable or as may be required under state securities or blue sky laws.

          (20) Possession of Intellectual Property.  The Company and its
               -----------------------------------
     Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, except where the failure to own, possess or acquire, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (21) Possession of Licenses and Permits.   The Company and its
               ----------------------------------
     Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the non-possession of such Governmental Licenses could not reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in a Material Adverse Effect.

          (22) Possession of Federal Communications Commission Licenses.  The
               --------------------------------------------------------
     Company and its Subsidiaries hold all Federal Communications Commission ("FCC") licenses, permits and other authorizations ("FCC Licenses") necessary for the conduct of the business of the Company and its Subsidiaries, except where the non-possession of such FCC Licenses could not reasonably be expected to result in a Material Adverse Effect. The FCC Licenses are in full force and effect in accordance with their terms and unimpaired by any act or omission of the Company, its Subsidiaries, or its officers, directors, employees or agents, except where the failure of FCC Licenses to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect. There is not now pending, or to the knowledge of the Company or its Subsidiaries threatened, any action by or before the FCC to revoke, cancel, rescind, adversely modify or refuse to renew in the ordinary course any of the FCC Licenses, or any investigation, order to show cause, notice of violation, notice of apparent liability, or a forfeiture or material complaint by or before the FCC against the Company or its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect. All reports, forms, statements and applications required to be filed by the Company and its Subsidiaries with the FCC have been timely filed and are complete and accurate in all material respects, except where the failure to so file could not reasonably be expected to result in a Material Adverse Effect. The operations of the Company and its Subsidiaries are operating in accordance with the FCC Licenses, and in compliance with the Communications Act of 1934, as amended, and the rules, regulations and published policies of the FCC (collectively, the "Communications Laws"), except where the failure so to operate or so to comply could not reasonably be expected to result in a Material Adverse Effect. The operations of the Company and its Subsidiaries, including, but not limited to, its use and operation of its existing tower sites, conforms in all material respects to the standards adopted by the FCC in Guidelines Evaluating the Environmental Effects of Radio Frequency Radiation, Report and Order, IT Docket 93-62 (August 1,
     1996) (FCC 96-326), as modified on reconsideration, Second Memorandum Opinion and Order, FCC 97-303 (released August 23, 1997).

          (23) Title to Property.  The Company and its Subsidiaries have good
               -----------------
     and marketable title to all material real property owned by the Company and its Subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Registration Statement and the Prospectus or (B) those which do not, singly or in the aggregate, materially affect the value of the property of the Company and its subsidiaries in the aggregate and do not interfere with the use made and proposed to be made of the property of the Company and its Subsidiaries in the aggregate by the Company or any of its Subsidiaries. All of the leases and subleases material to the business of the Company and its Subsidiaries considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease, except where the failure of such leases or subleases to be in full force and effect and any such claim, if the subject of an unfavorable decision, ruling or finding, could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (24) Investment Company Act.  Neither the Company nor any of the
               ----------------------
     Initial Guarantors are, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (25) Environmental Laws.  Except as otherwise stated in the
               ------------------
     Registration Statement and the Prospectus and except as could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) neither the Company nor any of its Subsidiaries fails to possess any permit, authorization or approval required under any applicable Environmental Laws or to be in compliance with their requirements, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the Company's knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company, any Initial Guarantor or any of their respective subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company or such Initial Guarantor to each Underwriter as to the matters covered thereby on the date of such certificate.

     SECTION 2.   Sale and Delivery to Underwriters; Closing.
                  ------------------------------------------

     (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Option Underwritten Securities. Subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the aggregate principal amount of the Option Underwritten Securities set forth therein at a price equal to the percentage of the aggregate principal amount of the Initial Underwritten Securities representing the purchase price, plus accrued interest or amortized original issue discount, as the case may be, from the original issue date of the Initial Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by Banc of America to the Company setting forth the number or aggregate principal amount, as the case may be, of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten

Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Banc of America, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by Banc of America and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total aggregate principal amount of Option Underwritten Securities then being purchased which the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total aggregate principal amount of Initial Underwritten Securities, subject to such adjustments as Banc of America in its discretion shall make to eliminate any sales or purchases of a fractional aggregate principal amount of Option Underwritten Securities.

     (c) Payment. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the offices of McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23219, or at such other place as shall be agreed upon by Banc of America and the Company, at 9:00 A.M. (Eastern time) on the third business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Banc of America and the Company (such time and date of payment and delivery being herein called the "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of McGuireWoods LLP, or at such other place as shall be agreed upon by Banc of America and the Company, on the relevant Date of Delivery as specified in the notice from Banc of America to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Banc of America for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized Banc of America, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Banc of America, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. The Underwritten Securities or certificates for the Underwritten Securities, as applicable, shall be in such denominations and registered in such names as Banc of America may request in writing at least two full business days prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities or certificates for the Underwritten Securities, as applicable, will be made available for examination and packaging by Banc of America in The City of New York, or at such other place as shall be agreed upon by Banc of America and the Company, not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.   Covenants of the Company and the Initial Guarantors.  The
                  ---------------------------------------------------
Company and each of the Initial Guarantors covenant with Banc of America and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Representative(s) promptly, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether any Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as practicable.

     (b) Filing of Amendments. The Company will give Banc of America notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Banc of America with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Banc of America or counsel for the Underwriters shall reasonably object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to Banc of America and counsel for the Underwriters, without charge, signed or conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed or conformed copies of all consents and certificates of experts, and will also deliver to Banc of America, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. Copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. Each of the Company and Initial Guarantors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company and the Initial Guarantors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Initial Guarantors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company and the Initial Guarantors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company and the Initial Guarantors will use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Banc of America may designate and to maintain such qualifications in effect as long as may be necessary to complete the distribution of the Underwritten Securities, up to one year from the date of the applicable Terms Agreement; provided, however, that neither the Company nor the Initial Guarantors shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company and the Initial Guarantors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

     (g) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Listing. The Company will use commercially reasonable efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (j) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, the Company will not, without the prior written consent of Banc of America, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, the securities specified in such Terms Agreement.

     (k) Reporting Requirements. The Company and the Initial Guarantors, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4.   Payment of Expenses.
                  -------------------

     (a) Expenses. The Company and the Initial Guarantors will pay all expenses incident to the performance of their obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities, any certificates for the Underwritten Securities, as applicable, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustee and its counsel, (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky and Legal Investment Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities, if applicable, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Underwritten Securities, and (x) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720 of the Conduct Rules of the NASD), if applicable. It is understood, however, that except as provided in this Section 4, and in Sections 5(o), 6 or 7 hereof, the Underwriters will be responsible for all of their own costs and expenses, including the fees of their counsel, any transfer taxes on the Underwritten Securities upon resale by them and all other expenses incurred by them in connection with any offering of the Underwritten Securities made by the Underwriters.

     (b) Termination of Agreement. If the applicable Terms Agreement is terminated by Banc of America in accordance with the provisions of Section 5 or
Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses reasonably incurred by the Underwriters in connection with preparations for the purchase, sale and delivery of the Underwritten Securities pursuant to the applicable Terms Agreement, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.  Conditions of Underwriters' Obligations.  The obligations of
                 ---------------------------------------
the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Initial Guarantors contained in Section 1 hereof and in certificates of any officer of the Company, any of the Initial Guarantors or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Initial Guarantors of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) Opinion of General Counsel of the Company. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of, George Mahoney, General Counsel of the Company, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially to the effect set forth in Exhibit B hereto and to such further effect as counsel to the
         ---------
Underwriters may reasonably request.

     (c) Opinion of Counsel for Company. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of McGuireWoods LLP, counsel for the Company, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially to the effect set forth in Exhibit
                                                                         -------
C hereto and to such further effect as counsel to the Underwriters may
-
reasonably request.

     (d) Opinion of Special Counsel for Company. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Dow, Lohnes & Albertson, PLLC, special counsel for the Company, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially to the effect set forth in Exhibit D hereto and to such further
                                         ---------
effect as counsel to the Underwriters may reasonably request.

     (e) Opinion of Counsel for Underwriters. At the Closing Time, the Underwriters shall have received an opinion, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance reasonably satisfactory to the Underwriters.

     (f) Officers' Certificate. At the Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the Chief Executive Officer, President, Chief Financial Officer or a Vice President of the Company and of each Initial Guarantor and of the chief financial officer or chief accounting officer of the Company and of each Initial Guarantor, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company or such Initial Guarantor, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

     (g) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, the Underwriters shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (h) Bring-down Comfort Letter. At the Closing Time, the Underwriters shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (i) Ratings. At the Closing Time and at any relevant Date of Delivery, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company shall have delivered to the Underwriters a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Underwriters, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's other securities.

     (j) Approval of Listing. At the Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

     (k) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (l) Lock-up Agreements. On the date of the applicable Terms Agreement, the Underwriters shall have received, in form and substance satisfactory to it, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

     (m) Over-Allotment Option. In the event that the Underwriters are granted an over-allotment option by the Company in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Underwriters shall have received:

         (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer, President, Chief Financial Officer or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

         (2) The favorable opinions of George Mahoney, General Counsel of the Company, McGuireWoods LLP, counsel for the Company, and Dow, Lohnes &

     Albertson, PLLC, special counsel for the Company, each in form and substance satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinions required by Sections 5(b), 5(c) and 5(d) hereof.

          (3) The favorable opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(e) hereof.

          (4) A letter from Ernst & Young LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(g) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

          (5) Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's other securities.

     (n) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company or the Initial Guarantors in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     (o)  Termination of Terms Agreement.  If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery may be terminated by Banc of America by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as applicable, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------

     (a) Indemnification of Underwriters. The Company and each Initial Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (3) against any and all expenses whatsoever, as incurred (including the fees and disbursements of outside counsel chosen by Banc of America), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or an Initial Guarantor by any Underwriter through Banc of America expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and, provided further, that this indemnity agreement, insofar as it relates to any preliminary Prospectus, shall not inure to the benefit of any Underwriter (or to the benefit of any person who controls such Underwriter) on account of any loss, liability, claim, damage or expense arising out of the sale of any of the Underwritten Securities by such Underwriter to any person if it shall be established that a copy of the Prospectus, excluding any documents incorporated by reference (as supplemented or amended, if the Company shall have made any supplements or amendments which have been furnished to the Representative), shall not have been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of Underwritten Securities to such person in any case where such delivery is required by the Securities Act and the Company satisfied its obligations pursuant to Section 3(b) hereof, if the misstatement or omission leading to such loss, claim, damage or liability was corrected in the Prospectus (excluding any documents incorporated by reference) as amended or supplemented, such correction would have cured the defect giving rise to such loss, liability, claim, damage, or expense and such Prospectus was delivered to such Underwriter a reasonable amount of time in advance of such Underwriter's delivery of the written confirmation to such person.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, each Initial Guarantor, their respective directors each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or any Initial Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Banc of America expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.

     The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------
reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest in the reasonable judgment of the indemnified party, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party with in a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party.

     In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.  Contribution. If the indemnification provided for in Section 6
                 ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Initial Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Initial Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Initial Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the Initial Guarantors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

     The relative fault of the Company and the Initial Guarantors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Initial Guarantors or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Initial Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company or any Initial Guarantor, each officer of the Company or any Initial Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or any Initial Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company, any Initial Guarantor or any of their respective subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or any Initial Guarantor, and shall survive delivery of and payment for the Underwritten Securities.

     SECTION 9.   Termination.
                  -----------

     (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by Banc of America upon the giving of prior written notice of such termination to the other party hereto.

     (b) Terms Agreement. Banc of America may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Banc of America, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission, the New York Stock Exchange or the American Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities.

     (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10.  Default by One or More of the Underwriters. If one or more of
                  ------------------------------------------
the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then Banc of America shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Banc of America shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Underwritten Securities, as the case may be, either Banc of America or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11.  Notices. All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Banc of America at 100 North Tryon Street, Charlotte, North Carolina, 28255, attention of Lynn T. McConnell, and notices to the Company shall be directed to it at 333 East Franklin Street, Richmond, VA 23219, attention of Chief Financial Officer with a copy to General Counsel.

     SECTION 12.  Parties. This Underwriting Agreement and the applicable Terms
                  -------
Agreement shall each inure to the benefit of and be binding upon the Company, the Initial Guarantors, Banc of America and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.  GOVERNING LAW AND TIME.  THIS UNDERWRITING AGREEMENT AND ANY
                  ----------------------
APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14.  Effect of Headings.  The Article and Section headings herein
                  ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 15.  Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement among Banc of America, the Company and the Initial Guarantors in accordance with its terms.

                                   Very truly yours,

                                   MEDIA GENERAL, INC.,
                                       as Issuer

                                   By: /s/ Marshall N. Morton
                                       Name: Marshall N. Morton
                                       Title: Vice Chairman and Chief Financial
                                   Officer

                                   MEDIA GENERAL FINANCIAL SERVICES, INC.,
                                       as Guarantor

                                   By: /s/ Marshall N. Morton
                                       Name: Marshall N. Morton
                                       Title: Treasurer

                                   MEDIA GENERAL COMMUNICATIONS, INC.,
                                       as Guarantor

                                   By: /s/ Marshall N. Morton
                                       Name: Marshall N. Morton
                                       Title: Treasurer

                                   MG BROADCASTING OF BIRMINGHAM HOLDINGS, LLC,
                                       as Guarantor

                                   By: /s/ Marshall N. Morton
                                       Name: Marshall N. Morton
                                       Title: Treasurer

                                   MEDIA GENERAL OPERATIONS, INC.,
                                       as Guarantor

                                   By: /s/ Marshall N. Morton
                                       Name: Marshall N. Morton
                                       Title: Treasurer

                                        THE TRIBUNE COMPANY HOLDINGS, INC.,
                                            as Guarantor

                                        By: /s/ Marshall N. Morton
                                            Name: Marshall N. Morton
                                            Title: Treasurer

                                        MEDIA GENERAL BROADCASTING OF SOUTH
                                        CAROLINA HOLDINGS, INC.,
                                            as Guarantor

                                        By: /s/ Marshall N. Morton
                                            Name: Marshall N. Morton
                                            Title: Treasurer

                                        MG BROADCASTING OF BIRMINGHAM II, LLC,
                                            as Guarantor

                                        By: /s/ Marshall N. Morton
                                            Name: Marshall N. Morton
                                            Title: Treasurer

                                        PROFESSIONAL COMMUNICATIONS SYSTEMS,
                                        INC.,
                                            as Guarantor

                                        By: /s/ Marshall N. Morton
                                            Name: Marshall N. Morton
                                            Title: Treasurer

                                        NES II, INC.,
                                            as Guarantor

                                        By: /s/ Marshall N. Morton
                                            Name: Marshall N. Morton
                                            Title: President and Treasurer

                                        VIRGINIA PAPER MANUFACTURING CORP.,
                                            as Guarantor

                                        By: /s/ Marshall N. Morton
                                            Name: Marshall N. Morton
                                            Title: Treasurer


CONFIRMED AND ACCEPTED,
 as of the date first above written:

BANC OF AMERICA SECURITIES LLC


By: /s/ Lily Chang
    Name: Lily Chang
    Title: Principal

                                                                      SCHEDULE A

                             List of Subsidiaries
                             --------------------

             Media General Financial Services, Inc.
             Media General Broadcasting of Birmingham Holdings, LLC Media General Communications, Inc.
             Media General Operations, Inc.
             The Tribune Company Holdings, Inc.
             Media General Broadcasting of South Carolina Holdings, Inc. Professional Communications Systems, Inc.
             NES II, Inc.
             Virginia Paper Manufacturing Corp.
             MG Broadcasting of Birmingham II, LLC

                                    Sch A-1

                                                                       EXHIBIT A

                              MEDIA GENERAL, INC.
                           (a Virginia corporation)

                        AND THE GUARANTORS NAMED HEREIN

                            Senior Debt Securities

                                TERMS AGREEMENT
                                ---------------

                                                                          [Date]

To:  Media General, Inc.
     333 Franklin Street
     Richmond, VA 23219

Ladies and Gentlemen:

     We understand that Media General, Inc., a Virginia corporation (the
"Company"), proposes to issue and sell $           aggregate principal amount of
its senior debt securities (the "Debt Securities"). [Subject to the terms of the Indenture, such securities will be fully and unconditionally guaranteed as to payment of principal, premium (if any) and interest (the "Guarantees," and together with the Debt Securities, the "[Initial] Underwritten Securities") by the Initial Guarantors.] Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters") offer to purchase [, severally and not jointly,] the principal amount of Underwritten Securities [opposite their names set forth below] at the purchase price set forth below [, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased].

                                            [Principal Amount]
Underwriter                                 of [Initial] Underwritten Securities
-----------                                 ------------------------------------

________________
Total                                       [$]
                                            ===

The Underwritten Securities shall have the following terms:


Title:
Rank:
Guaranteed:
Ratings:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Defeasance provisions:
Conversion provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed]
[Variable] Price Offering
     If Fixed Price Offering:_____ % of the principal amount, plus accrued interest [amortized original issue discount], if any, from _______________.

Purchase price: ___% of principal amount, plus accrued interest [amortized original issue discount], if any, from _________________.
Form:
Other terms and conditions:
Closing date and location:


     All of the provisions contained in the document attached as Annex I hereto entitled "Media General, Inc.-- Debt Securities--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                    Very truly yours,

                    BANC OF AMERICA SECURITIES LLC
                    DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC
                    FLEET SECURITIES, INC.
                    MIZUHO INTERNATIONAL, PLC
                    SCOTIA CAPITAL (USA) INC.
                    SUNTRUST CAPITAL MARKETS, INC.
                    WACHOVIA SECURITIES, INC.


                    By: Banc of America Securities LLC

                    By: __________________________
                          Authorized Signatory

                    Acting on behalf of itself and the other named Underwriters.

Accepted:

MEDIA GENERAL, INC.,
   as Issuer

By _______________________
   Name:
   Title:

MEDIA GENERAL FINANCIAL SERVICES, INC.,
   as Guarantor

By: ______________________
    Name:
    Title:


MEDIA GENERAL COMMUNICATIONS, INC.,
    as Guarantor

By: _______________________
    Name:
    Title:

MG BROADCASTING OF BIRMINGHAM HOLDINGS, LLC, as Guarantor

By: _______________________
    Name:
    Title:


MEDIA GENERAL OPERATIONS, INC.,
    as Guarantor

By: _______________________
    Name:
    Title:


THE TRIBUNE COMPANY HOLDINGS, INC.,
    as Guarantor

By: _______________________
    Name:
    Title:


MEDIA GENERAL BROADCASTING
OF SOUTH CAROLINA HOLDINGS, INC.,
    as Guarantor

By: _______________________
    Name:
    Title:


MG BROADCASTING OF BIRMINGHAM II, LLC,
    as Guarantor

By: ________________________
    Name:
    Title:


PROFESSIONAL COMMUNICATIONS SYSTEMS, INC., as Guarantor

By: ________________________
    Name:
    Title:


NES II, INC.,
    as Guarantor

By: ________________________
    Name:
    Title:


VIRGINIA PAPER MANUFACTURING CORP.,
    as Guarantor

By: ________________________
    Name:
    Title:

                                                                       EXHIBIT B


                       FORM OF OPINION OF GENERAL COUNSEL
                                 OF THE COMPANY
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement.

     3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

     4. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) and each of the Company's subsidiaries identified on Schedule B attached hereto (each a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise described in the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and, to the best of my knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Subsidiary.

     5. The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances thereof, if any, contemplated under the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

     6. The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

     7. The information in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 under the caption "Legal Proceedings" to the extent that it constitutes matters of law, summaries of legal matters or the Company's charter, bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

     8. To the best of my knowledge, neither the Company nor any of its subsidiaries is in violation of its charter or by-laws and no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     9. The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement and the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company and the Initial Guarantors in connection with the transactions contemplated in the Registration Statement and the Prospectus and the consummation of the transactions contemplated in the Underwriting Agreement and such Terms Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company and the Initial Guarantors with their respective obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations.

     10. To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries thereof is a party or to which the assets, properties or operations of the Company or any of its subsidiaries thereof is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Underwriting Agreement, the applicable Terms Agreement or the Indenture or the performance by the Company of its obligations thereunder.

     11. All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects. To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     12. To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent he deems proper, on certificates of responsible officers of the Company, the Initial Guarantors and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). The words "Material Adverse Effect," as used in such opinion, shall mean a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

                                                                       EXHIBIT C


                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)


     1. The Debt Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and except further as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or corporate currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Debt Securities are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

     2. The Guarantees have been duly authorized by the Guarantors and, when the Debt Securities are issued and authenticated in accordance with the terms of the Indenture and delivered and paid for in accordance with the terms of the Underwriting Agreement and applicable Terms Agreement, will constitute valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and except further as enforcement thereof may be limited by requirements that a claim with respect to any Guarantee payable in a foreign or corporate currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

     3. The Indenture has been duly authorized, executed and delivered by the Company and the Initial Guarantors and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company and the Initial Guarantors, enforceable against the Company and the Initial Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

     4. The Underwritten Securities being sold pursuant to the applicable Terms Agreement, conform and, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform, in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     5. The Indenture conforms in all material respects to the statements relating thereto contained in the Prospectus and is in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     6. The information in the Prospectus under "Description of Senior Debt Securities" and "Description of Notes," and in the Registration Statement under
Item 15, to the extent that it constitutes matters of law, summaries of legal matters or the Company's charter, bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     7. The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

     8. The Registration Statement (including any Rule 462(b) Registration Statement) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement) and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which we express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     9. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

     10. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Company or the Initial Guarantors of the Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company or the Initial Guarantors of the transactions contemplated under the Prospectus, the Underwriting Agreement, such Terms Agreement or the Indenture, other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable.

     11.  The Indenture has been duly qualified under the 1939 Act.

     12. Neither the Company nor the Initial Guarantors are, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" within the meaning of the 1940 Act.

     Nothing has come to our attention that would lead us to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which we make no statement), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Initial Guarantors and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                 EXHIBIT D


                       FORM OF OPINION OF SPECIAL COUNSEL
                                 TO THE COMPANY
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)


     1. Each of the FCC Licenses set forth in Schedule II hereto is held by the subsidiary of the Company as set forth in Schedule II and has the expiration date set forth in Schedule II.

     2. To our knowledge, based upon our above-described review of the FCC's publicly available files and publicly available databases and our above-described inquiries to the FCC's Enforcement Bureau and the Office of Political Programming and the Equal Employment Opportunity Branch of the FCC's Mass Media Bureau, except for those proceedings generally affecting the television industry and those matters identified in Schedule II hereto, there is no action, suit, or other adverse proceeding pending before the FCC against the Company or any of the subsidiaries of the Company listed on Schedule II with respect to the Stations which, if determined adversely to the Company, reasonably could be expected to result in the rescission, revocation, non-renewal or material adverse modification of the FCC Licenses.

     3. The execution, delivery and consummation on the date hereof by the Company of the Transaction Documents to which the Company is a party with respect to the issuance of the [Initial Underwritten Securities] on the date hereof do not violate the Communications Laws, except that if any license issued by the FCC to the Company or any subsidiary of the Company is assigned to another entity or if control of such licensee is transferred to a party not currently in control of the licensee, including any transfer or assignment that may arise in connection with the exercise by the Indenture Trustee or otherwise by or on behalf of the holders of the Debt Securities of rights under the Transaction Documents upon the occurrence of an event of default, the prior consent of the FCC may be required and FCC policy may require that control of the assets used in the operation of the facilities authorized by such license or the assets themselves be transferred along with such license. We express no opinion as to the likelihood of obtaining any such consents or approvals of the FCC.

     4. The statements under the caption "About Media General -- Regulation of Broadcasting" in the Prospectus Supplement and the statements under the caption "Broadcast Business" under Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (as these two documents are described in Schedule III hereto), to the extent such statements constitute a summary of the Communications Laws referenced therein applicable to broadcast television stations, or descriptions of legal proceedings thereunder, have been reviewed by us and accurately describe in all material respects such Communications Laws and legal proceedings.

                                      D-1